Basic and Diluted Earnings Per Common Share	9 Months Ended
Sep. 30, 2019
Earnings Per Share [Abstract]
Basic and Diluted Earnings Per Common Share
Basic and Diluted Earnings Per Common Share

Basic earnings per common share ("EPS") is computed by dividing net income by the weighted average number of shares of Common Stock outstanding for the period.  Diluted EPS is computed by dividing net income by the sum of the weighted average number of shares of Common Stock outstanding and the effect of dilutive securities. For the period from September 1, 2019 through September 30, 2019, there were no anti-dilutive securities outstanding. The weighted average number of basic and diluted shares of Common Stock was 22,500,000 for the period from September 1, 2019 through September 30, 2019.